Exhibit 32.1

                                  MICROPAC INDUSTRIES, INC.

                             CERTICATION PURSUANT TO
                 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Micropac Industries, Inc. (the "Company") on Form 10-KSB for the period ending November 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Connie Wood, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


 /s/ Connie Wood
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Connie Wood, President and CEO
(Principal Executive Officer)